Exhibit 10.2

September 16, 2015

Bank of America, N.A.
CityPlace I
185 Asylum Street
Hartford, Connecticut 06103

Henry E. Baker
1050 Buckingham Street
Waterbury, CT 06795

           Re:  Amendment to Subordinated Note

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Subordinated Promissory Note dated April 5, 2005 in the original principal amount of $3,088,889 (as amended from time to time, the “Subordinated Note”) made by Crystal Rock Holdings, Inc., formerly known as Vermont Pure Holdings, Ltd. (“Holdings”), payable to the order of Henry E. Baker (the “Payee”), which Subordinated Note was collaterally assigned by the Payee to Bank of America, N.A. (the “Bank”) by the Allonge Endorsement to Second Amended and Restated Subordinated Promissory Note dated as of April 5, 2005, (b) the Amended and Restated Subordination and Pledge Agreement dated as of April 5, 2010 (the “Subordination Agreement”) that is referred to in the Subordinated Note.  Capitalized terms used herein that are not defined herein have the meanings given to such terms in the Subordinated Note.

 Clause (i) of the section of the Subordinated Note entitled “Payment Terms” is hereby amended and restated as follows:

(i)           If and to the extent the Maker is permitted to make cash interest payments under this Note pursuant to that certain Second Amended and Restated Credit Agreement, dated as of May 20, 2015, by and among the Maker, Crystal Rock, LLC, the guarantors party thereto, Bank of America, N.A., as the sole lender, and Bank of America, N.A., as Agent (as amended and in effect from time to time, the “Credit Agreement”), interest will be payable in arrears for the three-month periods ended on each January 31, April 30, July 31 and October 31, in each case not more than 20 days after the end of such three-month period (i.e., February 20, May 20, August 20 and November 20). If and to the extent the Maker is prohibited from making cash interest payments under this Note pursuant to the Credit Agreement, such interest shall accrue and be added to the principal amount of this Note on the date such interest would have been otherwise due and payable and shall not be considered an overdue amount (in each case, the “PIK Interest”). In addition to any applicable rights or remedies of the Payee, any interest (other than PIK Interest”) not paid when due will thereafter bear interest at the applicable rate stated above.

Except as otherwise expressly provided by this agreement, all of the respective terms and provisions of the Subordinated Note and the Subordination Agreement shall remain the same.  The Subordinated Note, as amended hereby, and the Subordination Agreement shall continue in full force and effect. This agreement and the Subordinated Note shall be read and construed as one instrument.

By its execution and delivery of this agreement, Bank of America, N.A., agrees and consents to the amendment of clause (i) of the section of the Subordinated Note entitled “Payment Terms” notwithstanding any contrary covenant in Holdings’ loan documents with Bank of America, N.A.

This agreement is intended to take effect under, and shall be construed according to and governed by, the internal laws of the State of Connecticut (without reference to principles of conflicts or choice of law).

This agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

Very truly yours,

Crystal Rock Holdings, Inc.
(formerly known as Vermont Pure Holdings, Ltd.).

By /s/ Peter K. Baker
Name:  Peter K. Baker
Title:    Chief Executive Officer

Agreed to:

/s/ Henry E. Baker
Henry E. Baker

Bank of America, N.A.

By /s/ Donald K. Bates
Name: Donald K. Bates
Title: Senior Vice President

September 16, 2015

Bank of America, N.A.
CityPlace I
185 Asylum Street
Hartford, Connecticut 06103

Henry E. Baker
1050 Buckingham Street
Waterbury, CT 06795

           Re:  Amendment to Subordinated Note

Ladies and Gentlemen:

Reference is made to (a) the Subordinated Promissory Note dated April 5, 2010 in the original principal amount of $1,511,111 (the “Subordinated Note”) made by Crystal Rock Holdings, Inc., formerly known as Vermont Pure Holdings, Ltd. (“Holdings”) payable to the order of Henry E. Baker (the “Payee”), which Subordinated Note was collaterally assigned by the Payee to Bank of America, N.A. (the “Bank”) by the Allonge Endorsement to Subordinated Promissory Note dated as of April 5, 2010, and (b) the Amended and Restated Subordination and Pledge Agreement dated as of April 5, 2010 (the “Subordination Agreement”) that is referred to in the Subordinated Note.  Capitalized terms used herein that are not defined herein have the meanings given to such terms in the Subordinated Note or the Subordination Agreement, as applicable.

Clause (i) of the section of the Subordinated Note entitled “Payment Terms” is hereby amended and restated as follows:

(i)           If and to the extent the Maker is permitted to make cash interest payments under this Note pursuant to that certain Second Amended and Restated Credit Agreement, dated as of May 20, 2015, by and among the Maker, Crystal Rock, LLC, the guarantors party thereto, Bank of America, N.A., as the sole lender, and Bank of America, N.A., as Agent (as amended and in effect from time to time, the “Credit Agreement”), interest will be payable in arrears for the three-month periods ended on each January 31, April 30, July 31 and October 31, in each case not more than 20 days after the end of such three-month period (i.e., February 20, May 20, August 20 and November 20). If and to the extent the Maker is prohibited from making cash interest payments under this Note pursuant to the Credit Agreement, such interest shall accrue and be added to the principal amount of this Note on the date such interest would have been otherwise due and payable and shall not be considered an overdue amount (in each case, the “PIK Interest”). In addition to any applicable rights or remedies of the Payee, any interest (other than PIK Interest”) not paid when due will thereafter bear interest at the applicable rate stated above.

Except as otherwise expressly provided by this agreement, all of the respective terms and provisions of the Subordinated Note and the Subordination Agreement shall remain the same.  The Subordinated Note, as amended hereby, and the Subordination Agreement shall continue in full force and effect. This agreement and the Subordinated Note shall be read and construed as one instrument.

By its execution and delivery of this agreement, Bank of America, N.A., agrees and consents to the amendment of clause (i) of the section of the Subordinated Note entitled “Payment Terms” notwithstanding any contrary covenant in Holdings’ loan documents with Bank of America, N.A.

This agreement is intended to take effect under, and shall be construed according to and governed by, the internal laws of the State of Connecticut (without reference to principles of conflicts or choice of law).

This agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

Very truly yours,

Crystal Rock Holdings, Inc.
(formerly known as Vermont Pure Holdings, Ltd.).

By /s/ Peter K. Baker
Name:  Peter K. Baker
Title:    Chief Executive Officer

Agreed to:

/s/ Henry E. Baker
Henry E. Baker

Bank of America, N.A.

By /s/ Donald K. Bates
Name: Donald K. Bates
Title: Senior Vice President

September 16, 2015

Bank of America, N.A.
CityPlace 1
185 Asylum Street
Hartford, Connecticut 06103

Peter K. Baker
1050 Buckingham Street
Waterbury, CT 06795

           Re:  Amendment to Subordinated Note

Ladies and Gentlemen:

Reference is made to (a) the Second Amended and Restated Subordinated Promissory Note dated April 5, 2005 in the original principal amount of $4,700,000 (the “Subordinated Note”) made by Crystal Rock Holdings, Inc., formerly known as Vermont Pure Holdings, Ltd. (“Holdings”), payable to the order of Peter K. Baker (the “Payee”), which Subordinated Note was collaterally assigned by the Payee to Bank of America, N.A. (the “Bank”) by the Allonge Endorsement to Second Amended and Restated Subordinated Promissory Note executed by the Payee, which Allonge Endorsement was dated April 5, 2005, and (b) the Subordination and Pledge Agreement dated as of April 5, 2005 (the “Subordination Agreement”) that is referred to in the Subordinated Note.  Capitalized terms used herein that are not defined herein have the meanings given to such terms in the Subordinated Note or the Subordination Agreement, as applicable.

 Clause (i) of the section of the Subordinated Note entitled “Payment Terms” is hereby amended and restated as follows:

(i)           If and to the extent the Maker is permitted to make cash interest payments under this Note pursuant to that certain Second Amended and Restated Credit Agreement, dated as of May 20, 2015, by and among the Maker, Crystal Rock, LLC, the guarantors party thereto, Bank of America, N.A., as the sole lender, and Bank of America, N.A., as Agent (as amended and in effect from time to time, the “Credit Agreement”), interest will be payable in arrears for the three-month periods ended on each January 31, April 30, July 31 and October 31, in each case not more than 20 days after the end of such three-month period (i.e., February 20, May 20, August 20 and November 20). If and to the extent the Maker is prohibited from making cash interest payments under this Note pursuant to the Credit Agreement, such interest shall accrue and be added to the principal amount of this Note on the date such interest would have been otherwise due and payable and shall not be considered an overdue amount (in each case, the “PIK Interest”). In addition to any applicable rights or remedies of the Payee, any interest (other than PIK Interest”) not paid when due will thereafter bear interest at the applicable rate stated above.

Except as otherwise expressly provided by this agreement, all of the respective terms and provisions of the Subordinated Note and the Subordination Agreement shall remain the same.  The Subordinated Note, as amended hereby, and the Subordination Agreement shall continue in full force and effect. This agreement and the Subordinated Note shall be read and construed as one instrument.

By its execution and delivery of this agreement, Bank of America, N.A., agrees and consents to the amendment of clause (i) of the section of the Subordinated Note entitled “Payment Terms” notwithstanding any contrary covenant in Holdings’ loan documents with Bank of America, N.A.

This agreement is intended to take effect under, and shall be construed according to and governed by, the internal laws of the State of Connecticut (without reference to principles of conflicts or choice of law).  This agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

Very truly yours,

Crystal Rock Holdings, Inc. (formerly known as Vermont Pure Holdings, Ltd.)

By /s/ Peter K. Baker
Name:  Peter K. Baker
Title:    Chief Executive Officer

Agreed to:

/s/ Peter K. Baker
Peter K. Baker

Bank of America, N.A.

By /s/ Donald K. Bates
Name: Donald K. Bates
Title: Senior Vice President

September 16, 2015

Bank of America, N.A.
CityPlace 1
185 Asylum Street
Hartford, Connecticut 06103

John B. Baker
1050 Buckingham Street
Waterbury, CT 06795

           Re:  Amendment to Subordinated Note

Ladies and Gentlemen:

Reference is made to (a) the Second Amended and Restated Subordinated Promissory Note dated April 5, 2005 in the original principal amount of $4,700,000 (the “Subordinated Note”) made by Crystal Rock Holdings, Inc., formerly known as Vermont Pure Holdings, Ltd. (“Holdings”), payable to the order of John B. Baker (the “Payee”), which Subordinated Note was collaterally assigned by the Payee to Bank of America, N.A. (the “Bank”) by the Allonge Endorsement to Second Amended and Restated Subordinated Promissory Note executed by the Payee, which Allonge Endorsement was dated April 5, 2005, and (b) the Subordination and Pledge Agreement dated as of April 5, 2005 (the “Subordination Agreement”) that is referred to in the Subordinated Note.  Capitalized terms used herein that are not defined herein have the meanings given to such terms in the Subordinated Note or the Subordination Agreement, as applicable.

 Clause (i) of the section of the Subordinated Note entitled “Payment Terms” is hereby amended and restated as follows:

(i)           If and to the extent the Maker is permitted to make cash interest payments under this Note pursuant to that certain Second Amended and Restated Credit Agreement, dated as of May 20, 2015, by and among the Maker, Crystal Rock, LLC, the guarantors party thereto, Bank of America, N.A., as the sole lender, and Bank of America, N.A., as Agent (as amended and in effect from time to time, the “Credit Agreement”), interest will be payable in arrears for the three-month periods ended on each January 31, April 30, July 31 and October 31, in each case not more than 20 days after the end of such three-month period (i.e., February 20, May 20, August 20 and November 20). If and to the extent the Maker is prohibited from making cash interest payments under this Note pursuant to the Credit Agreement, such interest shall accrue and be added to the principal amount of this Note on the date such interest would have been otherwise due and payable and shall not be considered an overdue amount (in each case, the “PIK Interest”). In addition to any applicable rights or remedies of the Payee, any interest (other than PIK Interest”) not paid when due will thereafter bear interest at the applicable rate stated above.

Except as otherwise expressly provided by this agreement, all of the respective terms and provisions of the Subordinated Note and the Subordination Agreement shall remain the same.  The Subordinated Note, as amended hereby, and the Subordination Agreement shall continue in full force and effect. This agreement and the Subordinated Note shall be read and construed as one instrument.

By its execution and delivery of this agreement, Bank of America, N.A., agrees and consents to the amendment of clause (i) of the section of the Subordinated Note entitled “Payment Terms” notwithstanding any contrary covenant in Holdings’ loan documents with Bank of America, N.A.

This agreement is intended to take effect under, and shall be construed according to and governed by, the internal laws of the State of Connecticut (without reference to principles of conflicts or choice of law).  This agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

Very truly yours,

Crystal Rock Holdings, Inc. (formerly known as Vermont Pure Holdings, Ltd.)

By /s/ Peter K. Baker
Name:  Peter K. Baker
Title:    Chief Executive Officer

Agreed to:

/s/ John B. Baker
John B. Baker

Bank of America, N.A.

By /s/ Donald K. Bates
Name: Donald K. Bates
Title: Senior Vice President